UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 8, 2017

BALDWIN & LYONS, INC.
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(Exact name of registrant as specified in its charter)

Indiana	0-5534	35-0160330
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 Congressional Boulevard, Carmel, IN	46032
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                       (317) 636-9800
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Not applicable
                                                                                      __________________________________________________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
       2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
      4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on February 8, 2017, the Compensation and Employee Benefits Committee (the "Committee") of the Board of Directors (the "Board") of Baldwin & Lyons, Inc. (the "Company") adopted and approved an increase in the annual base salary of Michael J. Case, the Company's Chief Operations Officer and Executive Vice President, to $525,000, which base salary is effective as of January 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

February 14, 2017                                                            by: /s/ W. Randall Birchfield
   W. Randall Birchfield,
   Chief Executive Officer & President